UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

------------------------------------------------

Date of Report (Date of earliest event reported):

September 27, 2013

Commission File Number: 0-29923

CUI Global, Inc.

(Name of Small Business Issuer in Its Charter)

_______________________

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 27, 2013, our wholly owned subsidiary, CUI Properties, LLC, closed on the purchase of our Tualatin, Oregon corporate office real estate located at 20050 SW 112th Avenue in the Tualatin Franklin Business Park. The purchase price for this acquisition was $5,050,000. The purchase was funded, in part, by a promissory note payable to Wells Fargo Bank in the amount of $3,693,750 plus interest at the rate of 2.0% above LIBOR, payable over ten years. It was secured by a deed of trust on the purchased property which was executed by CUI Properties, LLC and guaranteed by CUI Global, Inc. In conjunction with the purchase, the parties to this transaction entered into a Swap Transaction Confirmation agreement effective October 1, 2013 incorporating the terms and definitions of the International Swaps and Derivatives Association, Inc. (ISDA) that effectively maximizes the annual interest rate at 6.27%.

Subsequent to the May 2008 CUI asset acquisition, CUI Global, Inc. leased the Tualatin corporate office property. The purchase of this real estate not only reduces corporate office expenses, but will create an investment in the real estate property utilized by the company.

On September 27, 2013, our wholly owned subsidiary, CUI, Inc., closed on a two year revolving Line of Credit (LOC) with Wells Fargo Bank in the principal amount of four million dollars, ($4,000,000). The interest rate on any outstanding balance is 1.75% above either the daily one month LIBOR or the LIBOR in effect on the first day of the applicable fixed rate term. The LOC is secured through a security agreement on accounts receivable and equipment, as well as other miscellaneous personal property assets. CUI Global, Inc., the parent company, is a payment guarantor of the LOC.

This revolving LOC effectively satisfies in full and terminates the earlier LOC with Wells Fargo Bank.

Exhibit Number	Description

99.1	Term Note (CUI Properties, LLC)
99.2	Deed of Trust (CUI Properties, LLC)
99.3	Credit Agreement (CUI Properties, LLC)
99.4	Continuing Guarantee (CUI Global, Inc. FBO CUI Properties, LLC)
99.5	Continuing Guarantee (CUI, Inc. FBO CUI Properties, LLC)
99.6	Revolving Line of Credit Note (CUI, Inc.)
99.7	Security Agreement, Equipment (CUI, Inc.)
99.8	Credit Agreement (CUI, Inc.)
99.9	Continuing Security Agreement, Rights to Payment and Inventory (CUI, Inc.)
99.10	Continuing Guarantee (CUI Global, Inc. FBO CUI, Inc.)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 2nd day of October 2013.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, CEO/President